                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 14, 2008

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

          MICHIGAN                         0-452                 38-1093240
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

       100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                        49286
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Our press release dated March 14, 2008 regarding our fourth quarter 2007 consolidated results is furnished as Exhibit 99.1 to this report.

     We hosted our fourth quarter 2007 earnings conference call and webcast on Friday, March 14, 2008 at 11:00 a.m. Eastern Time. Via the webcast, we presented our Fourth Quarter 2007 Investor Presentation, which contained a summary of our financial results for the quarter and full year. We are furnishing a copy of the Fourth Quarter 2007 Investor Presentation as Exhibit 99.2 to this report. The Investor Presentation will be posted on our website, www.tecumseh.com, through at least March 14, 2009. Exhibit 99.2 is incorporated by reference under this
Item 2.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are furnished with this report:

Exhibit No.   Description
-----------   -----------
99.1          Press release dated March 14, 2008

99.2          Fourth Quarter 2007 Investor Presentation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: March 19, 2008                    By /s/ James S. Nicholson
                                           ------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer

     NOTE: The information in Item 2.02 and in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in the filing. The inclusion of any information in Item 2.02 is not an admission as to the materiality of the information.

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
99.1          Press release dated March 14, 2008

99.2          Fourth Quarter 2007 Investor Presentation


                                        3